EXHIBIT 10.2

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 23, 2008, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) the Lenders, as defined in the Credit Agreement, signatory hereto; and (iii) NATIONAL CITY BANK, as Global Agent, as defined in the Credit Agreement.

RECITALS:

A.    The Company has entered into the Credit Agreement, dated as of April 4, 2006 (as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the Lenders from time to time party thereto, National City Bank, as the Global Agent, joint lead arranger, joint bookrunner, Swing Line Lender and LC Issuer, UBS Securities LLC, as joint lead arranger, joint bookrunner and Syndication Agent, and KeyBank National Association, JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Co-Documentation Agents.

B.    The Company has requested the Global Agent and the Lenders to agree to amend certain provisions of the Credit Agreement and consent to certain transactions, as set forth herein.

C.    The Global Agent and the Lenders signatory hereto are willing to give such consents and agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions.    Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Consents.

2.1    Consent to Sale. The Company has advised the Global Agent and the Lenders that the Company would like to sell its Strawberry Shortcake, Care Bears and Sushi Pack properties (the “Properties”). In connection therewith, on July 20, 2008, the Company entered into an agreement (the “Cookie Jar Agreement”) with Cookie Jar Entertainment Inc. (“Cookie Jar”) pursuant to which the Company agreed to sell the Properties to Cookie Jar. The terms of the Cookie Jar Purchase Agreement provide that under certain circumstances the Company may solicit offers from third parties to purchase the Properties. The consummation of the sale of the Properties, whether consummated with Cookie Jar or such other third party (the “Sale Transaction”), is prohibited by certain provisions of the Credit Agreement, including, without limitation, Section 7.02 of the Credit Agreement, and the Company has requested that the Global Agent and the Lenders consent to the Sale Transaction, whether pursuant to the Cookie Jar Purchase Agreement or otherwise. The Global Agent and the Lenders hereby (i) consent to the Sale Transaction, whether pursuant to the Cookie Jar Purchase Agreement or a sale of the Properties to another Person, and (ii) waive any provision in the Credit Agreement and the other Loan Documents that prohibits the consummation of the Sale Transaction, in each case subject to, and based upon, the following terms and conditions:

(a)    the final and definitive agreement governing the Sale Transaction (the “Purchase and Sale Agreement”), and all material documents related thereto, shall have been provided to the Global Agent at least five days (or such shorter time agreed to by the Global Agent) prior to the consummation of the Sale Transaction and such documents shall be in form and substance reasonably satisfactory to the Global Agent;

(b)    the consummation of the Sale Transaction pursuant to the Purchase and Sale Agreement shall have been approved by the Board of Directors of the Company;

(c)    the consideration for the Sale Transaction represents fair value for the Properties and at least 80% of such consideration consists of cash;

(d)    no Default or Event of Default shall exist prior to or immediately after giving effect to the Sale Transaction and the terms of this Amendment;

(e)    after giving effect to the Sale Transaction, the Company shall be in compliance, on a pro forma basis, with the financial covenants contained in Section 7.07 of the Credit Agreement;

(f)    the Company shall have delivered on the date the Sale Transaction is consummated an officer’s certificate executed on behalf of the Company, which certificate shall contain a certification (i) confirming satisfaction of the conditions set forth in each of paragraphs (c), (d) and (e) of this Section 2.1 and (ii) that attached thereto are true, correct and complete copies of the Purchase and Sale Agreement and all material documents related thereto; and

(g)    the Company shall use the Net Cash Proceeds received from the Sale Transaction in accordance with Section 2.16(c)(vi) of the Credit Agreement.

2.2    Consent to Amendment to Receivables Facility Documents. The Company has advised the Global Agent and the Lenders that the parties to the Receivables Facility Documents, including the Receivables Subsidiary, may amend the Receivables Facility Documents (the “Receivables Facility Amendment”) to permit the Receivables Subsidiary to sell or transfer certain Account Receivables (as defined in the definition of Receivables Related Assets in Section 1.01 of the Credit Agreement) to third parties in connection with receivables put options, credit default swaps, credit insurance arrangements or other transactions pursuant to which the Receivables Subsidiary hedges credit risk related to account debtors under certain Account Receivables. The Receivables Facility Amendment is prohibited by Section 7.09 of the Credit Agreement without the prior written consent of the Required Lenders or the Global Agent, as applicable, and the Company has requested that the Lenders and the Global Agent consent to the Receivables Facility Amendment. The Global Agent and the Lenders hereby consent to the Receivables Facility Amendment subject to, and based upon, the following terms and conditions:

(a)    the Receivables Facility Amendment and all material documents related thereto shall be in form and substance reasonably satisfactory to the Global Agent; and

(b)    the Company shall have delivered on the date the Receivables Facility Amendment is executed an officer’s certificate on behalf of the Company, which certificate shall contain a certification that attached thereto are true, correct and complete copies of the Receivables Facility Amendment and all material documents related thereto.

Section 3. Amendments.

3.1    Additional Definition. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement dated as of September 23, 2008, among the Company, the Subsidiary Guarantors, the Lenders party thereto and the Global Agent.

3.2    Amendment to Permitted Acquisition Definition. The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the Closing Date” in clause (ii) thereof with “September 23, 2008”.

3.3    Amendment to Aggregate Permitted Acquisition Amount and Permitted Acquisition Amount Definitions. The definition of “Aggregate Permitted Acquisition Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$200,000,000” with “$325,000,000”. The definition of “Permitted Acquisition Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$200,000,000” with “$325,000,000”.

3.4    Amendment to Negative Covenant on Asset Sales. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (e) thereof, (ii) replacing the period at the end of clause (f) thereof with “; and” and (iii) inserting the following clause (g) after clause (f) thereof:

(g)    the Receivables Subsidiary may sell or transfer Account Receivables to any Person (other than the Company or any of the Company’s Subsidiaries or Affiliates) in connection with any receivables put option, credit default swap, credit insurance arrangement or other transaction pursuant to which the Receivables Subsidiary hedges credit risk related to account debtors under certain Account Receivables, provided that (i) no obligation of the Receivables Subsidiary in connection with such transaction shall be guaranteed by the Company or any Subsidiary of the Company, and (ii) there shall be no recourse to or obligation of the Company or any Subsidiary of the Company (other than the Receivables Subsidiary) whatsoever in connection with such transaction other than pursuant to customary representations, warranties, covenants and indemnities entered into in connection with such put option, credit default swap, credit insurance arrangement or other transaction.

3.5    Amendment to Negative Covenant on Liens. Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the word “or” at the end of clause (f) thereof, (ii) replacing the period at the end of clause (g) thereof with “; or” and (iii) inserting the following clause (h) after clause (g) thereof:

(h)    Liens in favor of a Person (other than the Company or any of the Company’s Subsidiaries or Affiliates) on intellectual property and other tangible or intangible video digital or entertainment assets of the Company or any of its Subsidiaries produced, manufactured, developed, marketed or otherwise distributed by such Person, provided that (i) such Liens do not secure Indebtedness and (ii) in any twelve month period, the Company or any of the Company’s Subsidiaries may grant such Liens, provided that the aggregate book value of the assets subject to such Liens granted in such twelve month period shall not exceed $20,000,000, and provided further, that in connection with any such Lien, the Collateral Agent may enter into agreements on behalf of the Collateral Agent and the Secured Creditors (which agreements shall be in form and substance satisfactory to the Collateral Agent) regarding the relative priority of such Lien and the Liens created under the Loan Documents and/or the subordination or impairment of any rights and remedies of the Collateral Agent and the Secured Creditors in respect of the assets subject to such Lien (including without limitation, subordinating the Liens in favor of the Global Agent for the benefit of the Secured Creditors with respect to such assets in favor of such Person).

3.6    Amendment to Negative Covenant on Investments. Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and” and (iii) inserting the following clause (r) after clause (q) thereof:

(r)    the non-cash portion of consideration received in connection with the Sale Transaction (as defined in the Fifth Amendment) or transactions permitted pursuant to Section 7.02(f).

Section 4. Effectiveness. This Amendment shall become effective as of the date hereof, if on or before the date hereof, the following conditions precedent have been satisfied:

(a)    this Amendment shall have been executed by the Company, the Subsidiary Guarantors, the Required Lenders and the Global Agent, and counterparts hereof as so executed shall have been delivered to the Global Agent; and

(b)    the Company shall have executed and delivered to the Global Agent such other agreements, instruments and other documents as the Global Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall be binding upon and inure to the benefit of the Company, each Lender and the Global Agent and their respective permitted successors and assigns. After this Amendment becomes effective, the Global Agent shall furnish a copy of this Amendment to each Lender and the Company.

Section 5. Miscellaneous.

5.1    Representations and Warranties.

(a)    Each Credit Party, by signing below, hereby represents and warrants to the Global Agent and the Lenders that:

(i)    such Credit Party has the legal power and authority to execute and deliver this Amendment;

(ii)    the officers executing this Amendment on behalf of such Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

(iii)    the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the Organizational Documents of such Credit Party or any law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

(iv)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v)    upon the execution and delivery of this Amendment by such Credit Party, this Amendment shall constitute a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b)    The Company, by signing below, hereby represents and warrants to the Global Agent and the Lenders that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

5.2    Waiver of Claims. Each Credit Party hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Credit Party is aware arising out of or relating to the Credit Agreement and/or the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.3    Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

5.4    Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.5    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO

ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.8    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg
	Name:	Gregory M. Steinberg
	Title:	Treasurer

NATIONAL CITY BANK,
as the Global Agent, the Collateral Agent, the Swing Line Lender, a LC Issuer, and a Lender

By:	/s/ Robert S. Coleman
	Name:	Robert S. Coleman
	Title:	Senior Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	National City Bank

	By:	/s/ Robert S. Coleman
		Name:	Robert S. Coleman
		Title:	Senior Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Governor and Company of the Bank of Ireland

	By:	/s/ Elaine Crowley
		Name:	Elaine Crowley
		Title:	Authorised Signatory

	By:	/s/ Emer Dalton
		Name:	Emer Dalton
		Title:	Authorised Signatory

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of New York Mellon

	By:	/s/ Mark F. Johnston
		Name:	Mark F. Johnston
		Title:	Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

	By:	/s/ Victor Pierzchalski
		Name:	Victor Pierzchalski
		Title:	Authorized Signatory

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Barclays Bank PLC

	By:	/s/ Vincent Muldoon
		Name:	Vincent Muldoon
		Title:	Director MCT – North America

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	FIFTH THIRD BANK

	By:	/s/ Roy C. Lanctot
		Name:	Roy C. Lanctot
		Title:	Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ Robert J. McArdle
		Name:	Robert J. McArdle
		Title:	First Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	JP Morgan Chase Bank, N.A.

	By:	/s/ Gregory T. Martin
		Name:	Gregory T. Martin
		Title:	Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	KeyBank National Association

	By:	/s/ Marianne T. Meil
		Name:	Marianne T. Meil
		Title:	Senior Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LASALLE BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Beth A. Henry
		Name:	Beth A. Henry
		Title:	AVP

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Northern Trust Company

	By:	/s/ Jeffrey P. Sullivan
		Name:	Jeffrey P. Sullivan
		Title:	Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PNC Bank, N.A.

	By:	/s/ Patrick Flaherty
		Name:	Patrick Flaherty
		Title:	Assistant Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	RBS CITIZENS, N.A.

	By:	/s/ Brian H. Gallagher
		Name:	Brian H. Gallagher
		Title:	Vice President

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	UBS Loan Finance LLC

	By:	/s/ David B. Julie
		Name:	David B. Julie
		Title:	Associate Director
Banking Products
Services, US

	By:	/s/ Irja R. Otsa
		Name:	Irja R. Otsa
		Title:	Associate Director
Banking Products
Services, US

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Scotiabanc Inc.

	By:	/s/ J.F. Todd
		Name:	J.F. Todd
		Title:	Managing Director

Signature Page

to

Amendment No. 5 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of Nova Scotia

	By:	/s/ Paula Czach
		Name:	Paula Czach
		Title:	Director

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 5 to Credit Agreement, dated as of September 23, 2008 (the “Amendment”). Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby. Unless otherwise defined herein, each capitalized term used in the Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement (as defined in the Amendment).

Each of the undersigned, by signing below, hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware arising out of or relating to the Subsidiary Guaranty and the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE AMENDMENT, THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has executed this Guarantor Acknowledgment and Agreement as of September 23, 2008.

AGC, LLC

A.G. INDUSTRIES, INC.

AG INTERACTIVE, INC.

AGP KIDS, INC.

CARLTON CARDS RETAIL, INC.

CLOUDCO, INC.

CREATACARD, INC.

CREATACARD INTERNATIONAL

                LEASING, INC.

CUSTOM HOLDINGS, INC.

JOHN SANDS (AUSTRALIA) LTD.

JOHN SANDS (N.Z.) LTD.

JOHN SANDS HOLDING CORP.

LAKESHORE HOLDING COMPANY

LAKESHORE TRADING COMPANY

PLUS MARK, INC.

QUALITY GREETING CARD

                DISTRIBUTING COMPANY, INC.

THOSE CHARACTERS FROM

                CLEVELAND, INC.

By:	/s/ Gregory M. Steinberg
	Name:	Gregory M. Steinberg
	Title:	Treasurer of each of the foregoing

AGCM, INC. AG.COM, INC. EGREETINGS NETWORK, INC. MIDIRINGTONES, LLC PHOTOWORKS, INC.

By:	/s/ Gregory M. Steinberg
	Name:	Gregory M. Steinberg
	Title:	Assistant Treasurer of each of the foregoing

A.G.C. INVESTMENTS, INC. A.G. EUROPE, INC. A.G. (UK), INC. AGC HOLDINGS, LLC MEMPHIS PROPERTY CORPORATION

By:	/s/ Gregory M. Steinberg
	Name:	Gregory M. Steinberg
	Title:	Vice President and Treasurer of each of the foregoing